UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

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☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

LCA-VISION INC.
(Name of Registrant as Specified in Its Charter)

STEPHEN N. JOFFE CRAIG P.R. JOFFE ALAN H. BUCKEY JASON T. MOGEL ROBERT PROBST EDWARD J. VONDERBRINK ROBERT H. WEISMAN THE LCA-VISION FULL VALUE COMMITTEE
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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On February 6, 2009, The LCA-Vision Full Value Committee (the “Committee”) made a definitive filing with the Securities and Exchange Commission (“SEC”) of a consent solicitation statement relating to the solicitation of written consents from stockholders of LCA-Vision Inc., a Delaware corporation (the “Company”), in connection with seeking to remove and replace the current members of the Board of Directors of the Company.

The Committee is using the following presentation materials in connection with its consent solicitation:

CERTAIN INFORMATION CONCERNING PARTICIPANTS

On February 6, 2009, The LCA-Vision Full Value Committee made a definitive filing with the Securities and Exchange Commission (“SEC”) of a consent solicitation statement relating to the solicitation of written consents from stockholders of the Company in connection with seeking to remove and replace the current members of the Board of Directors of the Company.

THE LCA-VISION FULL VALUE COMMITTEE ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE CONSENT SOLICITATION STATEMENT AND ANY OTHER SOLICITATION MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH SOLICITATION MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS SOLICITATION WILL PROVIDE COPIES OF THE CONSENT SOLICITATION STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ SOLICITOR BY CALLING, TOLL-FREE, (888) 750-5834.

The participants in the consent solicitation are Dr. Stephen N. Joffe, Craig P.R. Joffe, Alan H. Buckey, Jason T. Mogel, Robert Probst, Robert H. Weisman and Edward J. VonderBrink.

As of the date of this filing, Dr. Joffe directly beneficially owns 1,171,952 shares of Common Stock of the Company, Craig P.R. Joffe directly beneficially owns 865,468 shares of Common Stock of the Company, and Alan H. Buckey directly beneficially owns 77,900 shares of Common Stock of the Company.

For the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, each of the participants in this solicitation is deemed to beneficially own the shares of Common Stock of the Company beneficially owned in the aggregate by the other participants. Each of the participants in this proxy solicitation disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest therein.

Contact:

For The LCA-Vision Full Value Committee
and Stephen N. Joffe
Lisa Blaker, 513-600-1867

RESTORING LCA'S VISION

The LCA-Vision Full Value Committee

Presented By:
Stephen Joffe, MD
Craig Joffe
Alan Buckey

Board Nominees:
Stephen Joffe, MD
Jason Mogel
Robert Probst
Edward Vonderbrink
Robert Weisman

FORWARD-LOOKING STATEMENTS

This presentation is for general informational purposes only. It does not have regard to the specific investment objective, financial situation, suitability, or the particular need of any specific person who may receive this presentation, and should not be taken as advice on the merits of any investment decision. The views expressed herein represent the opinions of The LCA-Vision Full Value Committee (the "Committee"), and are based on publicly available information with respect to LCA-Vision, Inc. (the "Issuer"). Certain financial information and data used herein have been derived or obtained from filings made with the Securities and Exchange Commission (the "SEC") by the Issuer or other companies the Committee considers comparable.

Except for the historical information contained herein, the matters addressed in this presentation are forward-looking statements that involve certain risks and uncertainties. You should be aware that actual results could differ materially from those contained in the forward-looking statements. The participants assume no obligation to update the forward-looking information.

The Committee has not sought or obtained consent from any third party to the use of previously published information as proxy soliciting material. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. No warranty is made that data or information, whether derived or obtained from filings made with the SEC or from any third party, are accurate.

The Committee shall not be responsible or have any liability for any misinformation contained in any third party SEC filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Issuer will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections, pro forma information and potential impact of the Committee's strategic plan set forth herein are based on assumptions which the Committee believes to be reasonable, but there can be no assurance or guarantee that actual results or performance of the Issuer will not differ, and such differences may be material. This presentation does not recommend the purchase or sale of any security. Members of the Committee reserve the right to change any of their opinions expressed herein at any time as they deem appropriate. The Committee disclaims any obligation to update the information contained herein.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security. Members of the Committee currently hold shares of common stock representing an aggregate ownership of approximately 11.4% of the outstanding common stock of the Issuer.

The Committee advises all stockholders of the Issuer to read the consent solicitation statement and any other solicitation materials as they become available because they contain important information. Such solicitation materials will be available at no charge on the SEC's web site at http://www.sec.gov. In addition, the Committee will provide copies of the consent solicitation statement without charge upon request. Requests for copies should be directed to the Committee's solicitor by calling, toll-free, (888) 750-5834.

SUMMARY

1 A BROKEN COMPANY

1.1 Financial Catastrophe

1.2 Quality of Care

1.3 Current Board and Management Fiduciary Duty Failures

1.4 Current Plan Will Fail

1.1 FINANCIAL CATASTROPHE:
The Stock Price of LCA-Vision



Under The Founders Group
$59
$54
$49
$44
$39
$34
$29
$24
$19
$14
$9
$4
$0
PRICE $
2003
2004
2005
2006
QTR/YR

- Stock over $52 per share.



Current Board Members & CEO
$59
$54
$49
$44
$39
$34
$29
$24
$19
$14
$9
$4
$0
PRICE $
2007
2008
2009
QTR/YR

- In 2 years the value of the stock has dropped nearly 95% under the current Board Members: W. Bahl, J. Hassan, J. Gutfreund, E.A. Woods and S. Straus, also CEO.

1.1 FINANCIAL CATASTROPHE: Market Capitalization of LCA-Vision



Under The Founders Group
1 Billion
900
800
700
600
500
400
300
200
100
MILLIONS $
2003
2004
2005
2006
QTR/YR



Under The Current Group
1 Billion
900
800
700
600
500
400
300
200
100
MILLIONS $
2007
2008
2009
QTR/YR

- Market cap stock over $1 billion.

- The market cap declines nearly 95% to approximately $50 million.

1.1 FINANCIAL CATASTROPHE: Enterprise Value of LCA-Vision



Under The Founders Group
1 Billion
900
800
700
600
500
400
300
200
100
MILLIONS $
2003
2004
2005
2006
QTR/YR



Under The Current Group
1 Billion
900
800
700
600
500
400
300
200
100
MILLIONS $
2007
2008
QTR/YR

- Enterprise Value grew to over $800 Million in value.

- Enterprise Value experiences a 98% decline to $11 Million (Jan 09).

1.1 FINANCIAL CATASTROPHE:

LCA-Vision's Market Share of Laser Vision Procedures in the U.S.



Under The Founders Group
MARKET SHARE%
15
12.5
10
7.5
5
2.5
0
2003
2004
2005
2006
QTR/YR

- LCA-Vision grew its U.S. market share to nearly 15%.



Under The Current Group
MARKET SHARE%
15
14
13
12
11
10
2007
2008
QTR/YR

- LCA-Vision loses 33% market share (from 15% to approximately 10%) despite opening 32% more vision centers.

1.1 FINANCIAL CATASTROPHE:
Adjusted EBITDA (Earnings Before Interest, Tax, Depreciation and Amortization)


Under The Founders Group
MILLIONS $
70
60
50
40
30
20
10
0
-10
2003
2004
2005
2006
QTR/YR


Under The Current Group
MILLIONS $
80
70
60
50
40
30
20
10
0
-10
2007
2008
QTR/YR

Proven success in growing Adjusted EBITDA
- Over $65 Million in 2006
- Opened new vision centers
- Paid dividends
- Stock buybacks

Continued Downward Spiral in Cash Flow
- Adjusted EBITDA continues to decline to **negative $8.4** million in Q4 2008
- Closing vision centers
- Dividends slashed, then cut altogether

1.1 FINANCIAL CATASTROPHE:
Cash + Investments (Net of Debt)



Under The Founders Group
130
120
110
100
90
80
70
60
50
40
30
20
10
$ MILLION $
2002
2003
2004
2005
2006
QTR/YR



Under The Current Group
130
120
110
100
90
80
70
60
50
40
30
20
10
$ MILLI$ON $
2007
2008
QTR/YR

-Cash and investments grew to over $100 Million with no debt

- Current cash and investments is down 68% in two years
- Current cash burn of $2.5 Million per month
- Incurred over $22 Million of debt

1.1 FINANCIAL CATASTROPHE:
Procedure Growth (%) of LCA-Vision Compared to Industry


Under The Founders Group
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
PERCENTAGE
LCAV
INDUSTRY
2003
2004
2005
2006
QTR/YR


Under The Current Group
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
PERCENTAGE
INDUSTRY
LCAV
2007
2008
QTR/YR
INDUSTRY
LCAV

LCA-Vision Procedures grew 25–50% unrelated to industry

Laser Vision Correction Industry

LCA-Vision Procedures decline by over 50%

and underperforms the industry Laser Vision Correction Industry

1.1 FINANCIAL CATASTROPHE:

Procedure Growth (%) of LCA-Vision (Compared to Consumer Confidence Index)



Under The Founders Group
PERCENTAGE
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
LCAV
CONSUMER CONFIDENCE INDEX
2003
2004
2005
2006



Under The Current Group
PERCENTAGE
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
CONSUMER CONFIDENCE INDEX
LCAV
2007
2008
QTR/YR

Founders Group grew business unrelated to Consumer Confidence Index

Consumer Confidence Index (University of Michigan)

LCA-Vision's performance is far worse than Consumer Confidence Index

Consumer Confidence Index

1.2 QUALITY OF CARE

FOUNDERS GROUP

- Low Numbers of Patient Errors
- Patient Care as Top Priority
- Formed Captive Insurance Company
- Malpractice Claims Low

CURRENT GROUP

- Patient Errors Tripled
- Patient Care Does Not Seem to be a Priority

1.3 BOARD FIDUCIARY DUTY FAILURES


BOARD FAILURES
Nomination of Qualified Board Members
Communication of Strategic Plan
Adoption of Poison Pill Without Shareholder Approval
Demonstrate "Shareholder Friendly" Corporate Governance
Set Appropriate Levels of Board Compensation
Development of Succession Plan
Management Compensation Based on Performance
Significant Company Stock Ownership
Oversee Management Performance
Successful Management Team

1.3 MANAGEMENT FAILURES


MANAGEMENT FAILURES
Efficient Allocation of Capital
Maintain Physician Relationship
Maintain Operational Excellence
Generate Positive Operating Cash Flow
Hire and Retain Executive Management Team
Efficient and Effective Spending of Marketing Budgets
Maintain and Grow Market Share

1.4 CURRENT PLAN WILL FAIL

Why Managements Current Plan Will Fail

Volume Continues to Decline
- 2008 adjusted operating loss **(-25.1)** million dollars
- If 2008 procedure volumes repeat, we project an adjusted operating **loss** of **(-10)** million dollars
- January 2009 procedure volume up 48% from December 2008
- If Q1 09 up 48% from Q4 08 then Q1 09 would be approximately 28,750 procedures which is down 35% from Q1 08
- If all of 2009 is down 35% then the projected adjusted operating **loss** increases to **(-50)** million dollars for 2009

Marketing Strategy Misguided
- If management's marketing test is really working why do marketing costs per procedure continue to increase and why is the company continuing to lower its appointment and procedure volume targets?
- In a direct to consumer model does it make sense to outsource marketing to "embedded marketing consultants"?

Lifetime Vision Model Primary Focus 2009 "Too Little Too Late"
- CEO Steve Straus, "This new program, which we have dubbed Lifetime Vision, will produce an additional revenue stream estimated at $30 million annually, and provide more variety and challenge for our talented workforce."

-Analysts Disagree "We are of the opinion with a limited roll-out in Calendar Year 2009, a 3% penetration rate of the applicable premium Intraocular Lenses (IOL) target market may be more realistic in Calendar Year 2010, implying an incremental $10.2 million in annual sales, well below the $30.0 million target referenced on managements sponsored call."

– Chris Cooley, Senior Analyst, FTN Capital Market, (February 9, 2009)

Conclusion:
- Even if management could deliver $30 million in additional revenue from IOLs it is too little, too late. The margin on the incremental revenue is not enough to return the company to profitability.

2 RESTORING THE VISION

2.1 ELECT A NEW BOARD



Stephen N. Joffe MD, FACS Age 66, is the founder of LCA-Vision, Inc. and its corporate predecessor, where he served as former Chairman of the Board and Chief Executive Officer from 1985 until 2006. Stephen Joffe also founded and served as Chairman of Surgical Laser Technologies, Inc., from 1983 until 1989. Dr. Joffe will also serve on the board of directors.

EDWARD J. VONDERBRINK CPA Age 64, is currently the owner of Vonderbrink Consulting LLC, which provides consulting services relating to strategy, business systems and processes and financial and succession planning. Ed spent 33 years at Grant Thornton which included Managing Partner. He previously served as director of the Entrepreneurial Center at Xavier University from 2000 to 2004.



ROBERT H. WEISMAN Age 67, is the President of Great Water Partners LLC, a boutique investment bank supporting emerging growth and middle market companies. Prior to joining Great Water Capital in 2002, he served as Regional Managing Director of McDonald Investments and as a Managing Director BancOne Capital.

JASON MOGEL Age 37, is a partner at Spears & Imes in New York. He holds a B.A. from Brandeis University and graduated magna cum laude. He also holds a J.D. from Harvard University where he graduated cum laude. Mogel served as an Assistant Attorney General for the State of Alaska from 2001 - 2004



ROBERT PROBST Age 57, is the Dean of College of Design, Architecture, Art, and Planning (DAAP), University of Cincinnati. Prior to being appointed Dean of DAAP in July 2008, Mr. Probst served as Director of the School of Design since 2001, in addition to his responsibilities as a professor of Graphic Design. Mr. Probst also manages the Center for Design Research and Innovation, a joint venture with Fortune 500 companies such as Procter and Gamble, Johnson and Johnson/ Ethicon.

2.2 WHY US

	PROPOSED	CURRENT
KEY LEADERSHIP QUALITIES	STEPHEN N. JOFFE	CEO and Board Member STEVE STRAUS
Medical Doctor	YES	NO
Successfully Created Shareholder Value	YES	NO
Committed to Holding Management Accountable	YES	NO
Positive Relationships with Physicians	YES	NO
Entrepreneurial	YES	NO

2.2 WHY US

	PROPOSED	CURRENT
KEY LEADERSHIP QUALITIES	EDWARD VONDERBRINK	Chairman of Audit Committee JOHN HASSAN
Certified Public Accountant	YES	NO
CPA License Active	YES	N/A
Served as Audit Committee Chair for Other Public Company	YES	NO
Performed Succession Planning Consulting	YES	NO

	PROPOSED	CURRENT
KEY LEADERSHIP QUALITIES	JASON MOGEL, ESQ.	Chair of Nominating and Governance Committee JOHN GUTFREUND
Governance Credibility	YES	NO
Law Degree	YES	NO
SEC Indictment	NO	YES
IRS Issues	NO	YES

	PROPOSED	CURRENT
KEY LEADERSHIP QUALITIES	ROBERT H. WEISMAN	Chairman of Compensation Commitee WILLIAM BAHL
Compensation Experience	YES	SOME
Strategic Advisory (M&A) Experience	YES	NO
Corporate Finance/ Capital Raising Experience	YES	NO
Law Degree	YES	NO

2.3 RESTORE THE FOUNDING MANAGEMENT



Stephen N. Joffe MD, FACS
Age 66, is the founder of LCA-Vision, Inc. and its corporate predecessor, where he served as former Chairman of the Board and Chief Executive Officer from 1985 until 2006. Stephen Joffe also founded and served as Chairman of Surgical Laser Technologies, Inc., from 1983 until 1989. Dr. Joffe will also serve on the board of directors.

Craig P.R. Joffe
Age 36, was Interim Chief Executive Officer of LCA-Vision from March 2006 through November 2006. He also served as Chief Operating Officer from 2005 through his resignation in March 2007. He served as General Counsel and in senior operational roles of LCA-Vision from 2003 through his resignation in 2007. He also served on the Board of Directors of LCA-Vision from 1996 to 1997, and rejoined the Board in 2004 through March 2007.

Alan H. Buckey
Age 50, was Executive Vice President of Finance and Chief Financial Officer for LCA-Vision from 2000 to June 2008. He was previously at Pease Industries, a manufacturing company based in Ohio, where he served as Vice President, finance from 1991 to February 2000.

2.3 RESTORE THE FOUNDING MANAGEMENT:
Award Winning Performance


FORTUNE
FSB 100
AMERICA'S
FASTEST
GROWING
SMALL
COMPANIES
BusinessWeek
HOT
GROWTH
100
CFO
OF THE
YEAR
2007

Business Week ranked LCA-Vision #9 out of 100 **"Hot Growth" companies** based on revenue, earnings and return of invested capital over three years
- *June 2006*

Fortune ranked LCA-Vision #1 out of **100 Small Companies**, based on percentage growth in earnings, revenue and stock performance over a three year period
- *July 2006*

Fortune ranked LCA-Vision #5 out of 100 "**100 Fastest-Growing Companies**," based on percentage growth in earnings, revenue and stock performance over three years.
- *September 2006*

Cincinnati Business Courier named Alan Buckey as the "**CFO of the Year**" In the public company category
- *June 2007*

2.4 Vote White Now!

Vote: WHITE CONSENT CARD

SAMPLE

Bylaws – Repeal

Repeal any provision of the LCA-Vision Bylaws in effect at the time of this proposal.

CONSENT [X] Withold Consent [ ] Abstain [ ]

Old Board – OUT

Remove without cause of William F. Bahl, John H. Gutfreund, John C. Hassan, Steven C. Straus and E. Anthony Woods as directors of the Company.

CONSENT [X] Withold Consent [ ] Abstain [ ]

New Board – IN

Election of the following five persons as directors of the Company: Dr. Stephen N. Joffe, Jason T. Mogel, Robert Probst, Edward J. Vonderbrink and Robert H. Weisman.

CONSENT [X] Withold Consent [ ] Abstain [ ]

Sign ____________________ Date ____________

- VOTE the new Board of directors with the skills and commitment to create shareholder value and restore culture of innovation.

3 OUR TURNAROUND PLAN

What Should Happen Now?

3.1 Grow: Current Business

3.2 Expand: New vision centers

3.3 Add: Introduce new procedures, new revenue streams

3.1 GROW CURRENT BUSINESS:
Eyes Per Center Per Month

Current Q4 2008		Future
Loss	**Break Even**	**Profitable**
 86	 150	**Four Variables** Industry Procedures Market Share Marketing Cost Per Eye Operations/ Yield **Adjusted Operating Income** From Loss to Profit Negative $25 Million to $73.7 Million Profit Per Annum

3.1 GROW CURRENT BUSINESS:
Financial Performa's- Actual and Projected Adjusted Operating Income

	Industry Procedures	U.S. Market Share	Marketing Cost Per Eye	Operating Yield	Adjusted Operating Income (Loss) ($000,000)
2008 Actual	1,034,000	11.1%	$455	58%	(-$25.0)m
Annual Q4 08	1,034,000	11.1%	$455	58%	(-$10.0)m
Industry -20% Operations Fixed	827,200	15.0%	$423	78%	(-$0.23m)
Fix Marketing	1,034,000	11.1%	$250	58%	$13.6m
Restore Market Share	1,034,000	15.0%	$338	78%	$33.8m
Restore Share Fix Marketing	1,034,000	15.0%	$250	78%	$47.5m
Restore Share Fix Marketing Industry	1,240,800	15.0%	$250	78%	$73.7m

3.1 GROW CURRENT BUSINESS:
Three Simultaneous Actions



Targeted Marketing Prospect Calls
Patients Set Appointment
Patient Screening
Patient Surgery
Goal 100% Patient Satisfaction
Goal 30% Patient Referral

A MARKETING
- Increase Patient Acquisition

B OPERATIONS
- Conversion of Prospective Patients from Appointment to Treatment

C OUTCOMES
- Successful Treatment Outcomes

3.1 GROW CURRENT BUSINESS:
Increase Prospective Patient Acquisitions


Targeted Marketing
Prospect Calls
Patients Set Appointment
Patient Screening
Patient Surgery
Patient Satisfaction
Patient Referral

A MARKETING & ADVERTISING

Increase patient acquisition through targeted marketing

- Restore and update proven targeted marketing and effective messaging to meet the challenges of 2009 and going forward
- Proven messaging is both **"quality"** and **"value"**
- Quality = the best doctors, the most experience, track record of success
- Value= price you can afford with financing available
  - Value even more critical today

How do we know we can succeed?

- We have proven $250 cost per eye. Current management is $450 per eye

3.1 GROW CURRENT BUSINESS:
Increase Prospective Patient Acquisitions

Three Pillars of Success IN MARKETING

Message:
Simple market specific message- continuously improve based on 15 years methodical research and in-market experience

Media:
proprietary information systems
- utilize proprietary information systems to measure costs by media, by market and by message to enable efficient reallocation of budget funds

Referrals:
Re-establish environment that values and delivers best practices in clinical outcomes. This yields:
- More word of mouth referrals
- More managed care referrals

3.1 GROW CURRENT BUSINESS:
Optimize Operations



Targeted Marketing
Prospect Calls
Patients Set Appointment
Patient Screening
Patient Surgery Rx
Patient Referral
Patient Satisfaction

B OPERATIONS

Optimize conversion of prospective patients from appointment through screening and evaluation process to treatment.

- Leverage knowledge of operational best practices including closing techniques and selling opportunities

+ Any 1% improvement =

	Pre-Tax Income Per Annum
Preoperative Show	= $2.3 Million
Conversion Rates	= $1.9 Million
Treatment Show	= $1.7 Million

3.1 GROW CURRENT BUSINESS:
Revenue & EBITDA Driven by Center Performance

OPTIMIZE OPERATIONS BY CLASSIFYING AND CONVERTING CENTERS

Below Average	Average	Good



IMPROVED FINANCIAL RESULTS Per Center / Month	Revenue EBITDA	Revenue EBITDA

3.1 GROW CURRENT BUSINESS:
Outcomes



Targeted Marketing
Prospect Calls
Patients Set Appointment
Patient Screening
Patient Surgery Rx
Goal 30%
Patient Referral
Patient Satisfaction

C OUTCOMES

Treatment goal is 100% patient satisfaction

- Increase patient referrals
- Physician experience & relationships
- Restore staff culture and relationships
- State of the art technology

"Catch and Refer."

3.1 GROW CURRENT BUSINESS:
Restore Deteriorated Physician Relationships



- Quality of care and successful outcomes depend on skilled and motivated surgeons

- Approximately **90**% of the Company's surgeons were hired by Dr. Joffe and Craig Joffe.

- In May of 2008, **87**% of the LCA-Vision surgeons (40 of 46) signed a letter saying they had "NO CONFIDENCE in the ability of Mr. Steve Straus to right the direction of LCA-Vision as a businessman and as a leader of surgeons and staff."

- In January 2009, **94**% of LCA-Vision surgeons requested removal of the current CEO and current Board and voted for the LCA-Vision Full Value Committee.

- The LCA-Vision Full Value Committee will immediately restore the relationship breached by the current board and executive management.
    - listening to surgeon requests
    - maintaining state-of-the-art technology
    - as rapidly as possible re-growing surgical volume while improving the quality of care





3.1 GROW CURRENT BUSINESS:

Build The Best Team & Restore Culture



- No transition risk

- Instant morale boost

- Hire/Rehire operational management with relevant industry experience who understand best practices of patient conversions.

-Improve physician and employee morale and attitude - key drivers for operational and financial success

- Restore our culture of a passion for excellence.



3.1 GROW CURRENT BUSINESS:
Same Store Revenue Growth Again!



Under The Founders Group
Under The Current Group
Proposed
Under The Founders Group
PERCENTAGE
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
2004
2005
2006
2007
2008
2009
2010
2011
QTR/YR

-Quarterly and yearly growth in revenue-
Done it before, do it again.

3.1 GROW CURRENT BUSINESS:
Effects of Increasing Eye Treatments at a Single Center Per Month

SINGLE CENTER	200 EYES	250 EYES
Revenue	$350,400	$438,000
Variable Cost	$78,400	$98,000
Contribution Margin (78%)	$272,000	$340,000
Center Costs	$68,900	$68,900
Depreciation	$20,400	$20,400
Operating Income	$92,800	$138,300
Operating Income %	26.5%	31.6%

- Average Selling Price of $1,558 per eye
- Marketing Costs of $449 per eye

3.1 GROW CURRENT BUSINESS:

Improve Efficiency and Reduce Costs Strategically



- Lower marketing costs per procedure to $250 per eye by more effective and efficient "lessons learned"
- Halt de novo center openings until Company turns cash flow positive
- Develop robust financial and operating plan for 2009 that is free cash flow positive
- Reduce the Board of Director compensation to a level reasonable for a Company this size
- Shift emphasis from the use of expensive external consultants to qualified employees. Eg. in-house marketing.
- Eliminate frivolous management perks

3.1 GROW CURRENT BUSINESS:

Timeline for Implementation with The Founders Group Returning

- No learning curve
- No transition risk
- Immediately begin to fix problems in marketing and operations
- Efficient, experienced management team available and ready to go
- Focus on growing positive cash flow as rapidly as possible

The Fix
Operation Optimization
Strategic Marketing Review
- Strategy
- Message
- Media
- Call Center

Center Results
Increasing Procedures Per Center

Corporate Results
Financial Catastrophe Reversing
Marketing Costs Lowered

3.1 GROW CURRENT BUSINESS:
Increasing Market Share Cash Flow Increase



+1%
+2-3%

3.2 EXPAND:
The LCA-Vision Centers



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME

- 75 vision centers in 57 markets currently.

3.2 EXPAND:
The LCA-Vision Centers



Year 1 = 6
Year 2 = 9
Year 3= 12
Year 4= 15
Future Growth Areas

- Start opening NEW centers when cash flow positive
- Grow to Top 80 Markets in 4 years
- Cost of centers $1-1.5 Million

- Break even in less than 12 months
- Selective ACQUISITIONS.
- Experience and leverage infrastructure.

3.3 ADD:
Criteria for Success- Aim in Assessments



100% Patient Satisfaction
State of the art procedures and equipment
Treatments Patients demand
Top MDs/ Specialists Attract, Motivate and Retain
Rapid, noticeable results
State of the art procedures and equipment
Outstanding prospect acquisition and conversion

3.3 ADD:
Other "Self Pay" Vision Services


PRESBYOPIA REVERSAL
VISION
HYPEROPIA
INTRAOCULAR LENSES

- Experience, Understanding and Knowledge

3.3 ADD: Other "Self Pay" Vision Services


VISION
SERVICES
+ AESTHETICS
+ HEARING

"Plug and Play"
- Current understanding and knowledge
- General administration cost savings
- Marketing and advertising efficiencies

4 CLOSING STATEMENTS

A Broken Company

Restoring the Vision

Our Turnaround Plan

4 CLOSING STATEMENTS:
The Triple Win


SHAREHOLDERS
WIN
PHYSICIANS & STAFF
PATIENTS

4 CLOSNG STATEMENTS:
Our Promises

1 Leadership: Restoring Culture for Patients, Physicians, and Shareholders

2 Grow market share, stock price, market capitalization and cash flow

3 Compensation: Stephen Joffe, MD will work for a cash salary of $1.00 per annum and the balance equivalent to CEO's current compensation payable in stock options. Donate 50% of his profits from stock options and stockholdings to charity.


FEDERAL RESERVE NOTE
THE UNITED STATES OF AMERICA
L 11180916 G
ONE DOLLAR

4 CLOSNG STATEMENTS:
Any Questions?



4 VOTE WHITE NOW!

Sample Consent Card

Vote: WHITE CONSENT CARD

SAMPLE

Bylaws – Repeal

Repeal any provision of the LCA-Vision Bylaws in effect at the time of this proposal.

CONSENT [X] Withold Consent [ ] Abstain [ ]

Old Board – OUT

Remove without cause of William F. Bahl, John H. Gutfreund, John C. Hassan, Steven C. Straus and E. Anthony Woods as directors of the Company.

CONSENT [X] Withold Consent [ ] Abstain [ ]

New Board – IN

Election of the following five persons as directors of the Company: Dr. Stephen N. Joffe, Jason T. Mogel, Robert Probst, Edward J. Vonderbrink and Robert H. Weisman.

CONSENT [X] Withold Consent [ ] Abstain [ ]

Sign ______________________ Date ______________

- VOTE the new Board of directors with the skills and commitment to create shareholder value and restore culture of innovation.